SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8-K



                                   CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the Securities Exchange Act



                                    January 20, 2000
                                     Date of Report
                           (Date of Earliest Event Reported)



                                 ADVANCE TECHNOLOGIES, INC.
                  (Exact Name of Registrant as Specified in its Charter)



        Nevada                      0-27175                       95-4755369
   (State or other           (Commission File No.)     (IRS Employer I.D. No.)
     Jurisdiction)



                                716 Yarmouth Road
                                    Suite 215
                     Palos Verdes Estates, California 90275


                    (Address of Principal Executive Offices)



                            Registrant's Telephone Number
                                   (310) 265-7776



ITEM 5: OTHER EVENTS

Change of Address and Telephone Number for Registrant's Principal Executive
Office:

716 Yarmouth Road
Suite 215
Palos Verdes Estates, California 90275

(310) 265-7776



                                      SIGNATURES

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ADVANCE TECHNOLOGIES, INC



Date: 01/20/2000              	By /S/ Gary E. Ball
                                  Name: Gary E. Ball
                                  President and Director